UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 3, 2012


                           SKY HARVEST WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-52410                      N/A
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

                890 West Pender Street, Suite 710, Vancouver, BC,
                                 Canada V6C 1J9
             (Address of principal executive offices and Zip Code)


        Registrant's telephone number, including area code (604) 267-3041

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 3, 2012, we entered into an employment agreement with Bertan Atalay whereby we have retained him to act as President and C.E.O. of Levant Energy Inc. ("Levant"), a newly formed subsidiary incorporated pursuant to the laws of British Columbia. We will initially hold a 65% interest in Levant by investing $500,000 in Levant. The investment is subject to certain conditions, including our completion of further equity or debt funding in order to finance the acquisition. Levant intends to use these proceeds to identify and commence securing proposed natural gas storage sites, in the Republic of Turkey, as well as starting associated permitting processes.

Mr. Atalay will hold the remaining 35% equity interest in Levant in lieu of receiving a salary during the first year of his employment agreement. Thereafter, Mr. Atalay will receive an annual salary of $222,000 (Canadian funds), as well as salary increases, target bonuses, and stock options in accordance with the terms of terms of the agreement, which is filed as an exhibit to this current report.

On February 3, 2012, we entered into a consulting agreement with Bertan Atalay whereby he will introduce us to potential acquisition and investment opportunities in the energy sector, as well as any related sectors. If we complete an acquisition of any interest in any company or assets as a result of Mr. Atalay introducing us to the investment opportunity, we shall pay him a success fee equal to 10% of the value of the transaction in shares of our common stock. Subject to Mr. Atalay's agreement, we may also pay such success fees in cash, or a combination of shares and cash. If we complete transactions as a result of Mr. Atalay's introductions to us with an aggregate value of at least $3,000,000 (U.S. funds), including any concurrent financings, he shall have the option to cause us to enter into an employment agreement with him, join our Board of Directors, and be appointed as our President and CEO. The consulting agreement is filed as an exhibit to this current report.

ITEM 8.01 OTHER EVENTS

We intend to change our name from "Sky Harvest Windpower Corp." to "Sky Harvest Energy Corp." in order to better reflect the nature of our expanding business operations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     10.1     Employment Agreement
     10.2     Consulting Agreement
     99.1     Press Release dated February 6, 2012

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY HARVEST WINDPOWER CORP.


/s/ William Iny
---------------------------
William Iny
President

Date: February 6, 2012

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